SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                        EVERGREEN VARIABLE ANNUITY FUNDS


         Evergreen VA Strategic Income Fund

         The section of the prospectuses entitled "FUND FACTS" for Evergreen VA Strategic Income Fund (the "Fund") is revised as follows:

         Portfolio Managers

o        By Teams

         The section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised to reflect that the Fund is now managed by two of EIMC's teams of portfolio management professionals. The portfolio management description for the Fund in the Fund's prospectus is supplemented to include the following:

         In addition, Evergreen VA Strategic Income Fund is also managed by EIMC's Customized Fixed Income Team, with team members responsible for various sectors.




May 11, 2004                                                      569769 (5/04)